January 2018 Executing a Balanced Plan for Profitable Growth with Exceptional Shareholder Value Exhibit 99.1

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Important Additional Information and Where You Can Find It The Company and certain of its directors and executive officers may be deemed to be participants in a solicitation of proxies in connection with the matters to be considered at the Company’s 2018 Annual General Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Definitive Proxy Statement for its 2017 Annual General Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2017 and reports filed by the Company and Forms 3 and Forms 4 filed by the Company’s executive officers and directors with the SEC after March 22, 2017. These documents are available free of charge at the SEC’s website at www.sec.gov. The Company intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2018 Annual General Meeting. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for its 2018 Annual General Meeting, including the schedules and appendices thereto. The Company will furnish its Definitive Proxy Statement for its 2018 Annual General Meeting to each shareholder entitled to deliver a proxy, and will file such Definitive Proxy Statement with the SEC. THE COMPANY URGES ITS SHAREHOLDERS TO CAREFULLY READ SUCH DEFINITIVE PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Copies of the Definitive Proxy Statement, any solicitation materials and any other documents filed by the Company with the SEC will be made available free of charge at the SEC’s website at www.sec.gov. These documents will also be made available free of charge on the Company’s website at www.mellanox.com.

Mellanox Proposition Leading edge innovator with first to market products Focused on large, high growth markets and customers with substantial share potential Unique culture and engineering/management team with proven success in networking Track record of delivering industry-leading growth Significant strategic investments in 2017 to complete our focused data center portfolio 4Q’17 results, strong 1Q’18 and FY’18 outlook are beneficiaries of our deliberate investment strategy Ongoing review and enhancement of our cost structure in 2018 and beyond Balanced approach to growth and margin will drive substantial upside Executing a Balanced Plan for Profitable Growth with Exceptional Shareholder Value

#1 in InfiniBand since 2004 #1 in Ethernet NIC in 2016/2017 #2 in Ethernet Switch Silicon in 2017 Boards Silicon Systems Boards Silicon Cables Systems Boards Silicon Software Cables Systems Boards Silicon Optics Software Cables Systems Boards Silicon Processing Optics Software Cables Systems Boards Silicon 2001 2015 2004 2008 2011 2018 Mellanox is a Leading Edge Technology Company Innovation and superior technology is at the heart of Mellanox 200/400Gbps 100Gbps 56Gbps 40Gbps 20Gbps 10Gbps Leading Edge Products Across Technology Generations

10 of Top 10 Automotive Manufacturers 9 of Top 10 Hyperscale Companies 9 of the Top 10 Oil and Gas Companies 5 of Top 6 Global Banks 2001 2015 2004 2008 2011 2018 #3 #1 #1 Delivering Highest Data Center Return on Investment Our Diverse Customers 200/400Gbps 100Gbps 56Gbps 40Gbps 20Gbps 10Gbps Source: Fortune500 listing and company information

Mellanox's InfiniBand is a Superior Solution

Higher performance and best return on investment

- 30% – 250% higher data center return on investment vs Intel OmniPath
- Up to 50% saving on capital and operation expenses vs Intel OmniPath
- Highest applications performance, scalability and productivity
- Early customers of Intel OmniPath moving back to InfiniBand
- Intel discontinued development of next generation Xeon Phi product

Leading Share in HPC Systems[1]


Cray
5%
Ethernet
5%
OmniPath
13%
InfiniBand
77%

Source: Wall Street research; Mellanox testing results; TOP500
[1] New HPC Systems June 2017 – November 2017 (6 Months)

Market Perspectives on Our Superior Technology

ROTH Capital Partners — *October 2017*

"Every indication we've seen to date indicates **InfiniBand is retaining its dominant position over OmniPath** in HPC and AI-centric compute environments."

SUMMIT REDSTONE PARTNERS — *December 2017*

"Now with OmniPath almost certainly out of the way, we expect **InfiniBand to remain the de-facto standard** for low-latency and performance intensive applications."

© 2018 Mellanox Technologies 7

Mellanox’s Ethernet Advantages First to market with 25Gbps, 50Gbps and 100Gbps Adapters and end-to-end (65% Adapter market share through 3Q’17) Continues to maintain a significant lead over all of its competitors Leading Open-Ethernet switch solution provider – key for Hyperscale, IaaS, PaaS, and SaaS Switch: Gaining momentum and rapidly capturing market share with 41% sequential growth in 4Q’17 Adapter: Delivering integrated accelerations for cloud, security, storage, networking; 4x better data latency Source: Crehan Quarterly Market Share Server-Class Adapter-LOM-Controller (1Q’17 and 3Q’17), Mellanox testing results ¹ As of 3Q’17, market share of 25, 50, and 100 Gbps Adapter Higher performance/ efficiency and lower TCO vs competitors 10Gbps+ Ethernet Adapter Market Share 25Gbps+ Ethernet Adapter Market Share¹

Serving Tier 1, Scaled, High Growth Customers High Growth Customers Choose Mellanox Over Competition Because of its Leading Edge Products Source: FactSet as of 1/19/18, USD in $ billions 1 Figures for TATA-Motors, Jaguar Land Rover parent company $139B / 17% $527B / 30% $95B / 24% $11B / 14% $88B / 9% $471B / 37% $21B / 13%1 $66B / 28% $89B / 23% $694B / 9% $101B / 17% $550B / 36% Our growth is driven by our customers' growth and expansion of customer base (Market capitalization / CY’17-19E revenue CAGR) Newly ramping up customers

Significant Market Share Growth Opportunity Through Strong Customer Support

美团 meituan.com — *December 2017*

"We have selected Mellanox smart 25 and 100 Gigabit Ethernet adapters, switches and cables solutions … **due to their leading performance, scalability, and RDMA technology.** We are excited to collaborate with Mellanox to integrate **its world-leading interconnect technology** into our data centers, resulting in our ability to offer better services to our users, and reduce our expenses."

Hu XiangTao
Director of Cloud Operation

Tencent Cloud — *December 2017*

"Tencent Cloud is utilizing Mellanox interconnect and applications acceleration technology to help companies develop their next generation products and offer new and intelligent services. **We are excited to work with Mellanox to integrate its world-leading interconnect technologies into our public cloud offerings**, and plan to continue to scale our infrastructure product lines to meet the growing needs of our customers."

Wang Huixing
VP, Tencent Cloud

NVIDIA — *November 2017*

"The HDR InfiniBand Quantum switch technology from Mellanox provides the **bandwidth, scalability and flexibility needed to deliver new levels of performance and efficiency** for the next generation of deep learning accelerated computing systems."

Ian Buck
VP / GM, Accelerated Computing

Hewlett Packard Enterprise — *July 2017*

"The StoreFabric M-series switches leverage **Mellanox switch technology to deliver the best possible Ethernet storage networking performance** with HPE Storage and Big Data solutions. They also enhance the performance and manageability of block, file and object storage solutions — plus hyper converged infrastructure — from HPE and HPE partners."

Marty Lans
Senior Director and GM, Storage Engineering

Baidu 百度 — *July 2017*

"Our relationship with Mellanox crosses interconnect technologies and allows us to **stay ahead of the market in terms of innovation and propels our portfolio evolution**. We are looking forward to seeing Mellanox's new generation switch product, Spectrum-2, come to market."

Liu Ning
Deputy Director, SYS department

LinkedIn / Microsoft — *July 2017*

"Mellanox Open Ethernet Spectrum and the upcoming Spectrum-2 switches enable to optimize industry wide data centers for **best performance and efficiency**…. The Mellanox solution will enable this growth, offering **robust feature-set and capabilities.**"

Yuval Bachar
Principal Engineer, Global Infrastructure Architecture and Strategy

AMD — *June 2017*

"We have chosen to partner with Mellanox Ethernet and InfiniBand solutions as they can **unleash the full potential of our EPYC 7000-series processors and platforms**. The combination of EPYC…coupled with Mellanox interconnect technology has enabled our partners and users to **maximize the new capabilities of our platform to achieve highest performance and efficiency** on modern workloads."

Scott Aylor
CVP and GM, Enterprise Solutions

JD.COM 京东 — *June 2016*

"**As an innovative high-tech company, Mellanox has a deep understanding** of virtual networks, cloud computing and associated technologies. With the help of Mellanox's technologies and products, JD.com plan to **improve production efficiency and bring greater business security** to its customers."

Zhang Chen
Chief Technology Officer

NETFLIX — *March 2016*

"We continuously look for ways to improve the video streaming experience for our members. Using Mellanox 100Gb/s adapters, the Netflix Open Connect Platform can now **provide the highest-quality viewing experience** for as many as 100K concurrent streams out of a single server."

David Fullagar
VP, Content Delivery Architecture

© 2018 Mellanox Technologies
10

100% in house developed IP Not dependent on 3rd party technologies, as many of our competitors Focus on high growth data center market Fully integrated, end-to-end software and hardware solutions Leading SerDes IP, the foundation of interconnect Strong collaboration/ co-development with our customers 487 patents issued and 310 pending Deep IP Development Unique culture and engineering/ management team, with proven success in networking Awards and Accolades Best Networking Chips ConnectX-5 2017 Analyst Choice Award 2018 5 IT Brand Pulse Awards NVMeoF Network Adapters 2017 Deloitte 50 fastest growing technology companies in Israel 2017 Recognized by R&D 100 Awards Technological significance for HPC and AI Performance Acceleration 2015

BlueField Shipping InfiniBand Leadership in just 5 years Strength in innovating with faster cycles and agility Strong track record of exploiting large concentrated markets with large incumbents Committed to Driving Product Innovation and Long-Term Market Leadership Founded 1999 #1 in InfiniBand since 2004 #2 in Ethernet Switch silicon in 2017 1999 2004 2013 2016 2017 2018 and Beyond Continue to deliver superior technology with market share gains Ethernet investment started Diversification #1 in Ethernet NIC since 2016/2017 EZchip acquisition foundation for BlueField 200/400Gbps and above Deployment

Successfully Executing our Strategy to Address Large, High Growth Markets

- Leader in end-to-end InfiniBand and Ethernet technologies
- Well positioned to benefit from market transition from 10Gbps to 100Gbps and above
- Shipping 25/40/50/100Gbps technology today with 200/400Gbps deployments in 2018 and beyond

Total Available Market ($B)



2008
2013
Today
2021E
InfiniBand¹
Ethernet¹
SoC
Cables
$0.2
$0.4
$4.2
$0.8
$2.6
$2.3
$7.6
Overall Market
9% CAGR²
$1.0
$4.1
$2.8
$10.6
$0.2B
$4.6B
$13.2B
$18.5B

Source: Crehan Research, Linley Group, LightCounting

¹ Switches and Adapters; ² 2017-2021 CAGR

Note: Market segments may not sum to total due to rounding

© 2018 Mellanox Technologies
13

Mellanox is Uniquely Positioned to Drive Secular, Double Digit Growth We are Touching the Tip of the Iceberg; Growth to Accelerate Further Year-Over-Year Mellanox to be utilized in data center, edge cloud and IoT with same architecture Security Storage HPC Internet of Things Machine Learning Big Data Enterprise Business Intelligence Artificial Intelligence Intelligent Networks Automotive Cloud

Our Focused Investment Strategy Has Enabled Strong Long Term Revenue Growth

27% Average **Revenue Growth** since 2007[1]



$84M
$108M
$116M
$155M
$259M
$501M
$391M
$464M
$658M
$857M
$864M
$970-990M
$1B++
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019 and Beyond
FY’12/FY’13 driven by Intel Romley refresh cycle
FY’17 slow down driven by delayed technology transition at key customers and customer M&A
Strong 1Q’18 outlook and improved visibility support expectations for growth inflection

Pro-forma Growth[1]	*73%*	*28%*	*8%*	*33%*	*21%*	*90%*	*(23%)*	*15%*	*42%*	*13%*	*0%*	*13%[2]*	*Double Digit Growth*

Note: Financials indicate non-GAAP metrics; Bar chart figures represent as reported revenue and not drawn to scale

[1] Revenue growth rates pro forma for acquisitions in the period

[2] Indicates mid-point of FY’18 outlook

© 2018 Mellanox Technologies
15

Outgrowing Our Peers since 2010 Source: FactSet; Company filings Note: Financials indicate non-GAAP metrics; 1 Average revenue growth rates pro forma for acquisitions; 2 Fiscal year ended Dec 31 except for Broadcom (Oct 31), MACOM (Sep 30) and Marvell (Jan 31); 3 FY’17 represent consensus estimates; 4 Excluding FY’10 due to unavailable data; 5 PMC Sierra was acquired in Jan 2016 (based on FY’10-’14); 6 QLogic was acquired in Aug 2016 (based on FY’10-’16); 7 Years that Mellanox’s revenue growth rates pro forma for acquisitions was higher than 4 or more peers; 8 Revenue growth rates pro forma for acquisitions 2010 – 2017 Average Annual Growth Adjusted for Acquisitions 1,2 Median: 5% IPHI 3 CAVM 3 AVGO MTSI 4 INTC 3 PMCS 5 Years Mellanox Outgrew its Peers 7 2010 2011 2012 2013 2014 2015 2016 2017 MLNX growth8 33% 21% 90% (23%) 15% 42% 13% 0% Outgrew peers? ü ü ü O ü ü ü O MRVL 3 QLGC 6 +19% vs. peers

Delayed technology transition at some customers Impact from aggressive pricing strategy from Intel on OmniPath Customer consolidation Headwinds in the storage market Slow transition to new CPU platforms Investments in NPS and 1550nm Silicon Photonics did not deliver expected results 2017 Was a Year of Transition for Mellanox

We Continued to Make Deliberate Strategic Investments in 2017

ConnectX

BlueField

Spectrum™

InfiniBand

- Gained leadership position in Ethernet NIC for 25Gbps and above
- Improved InfiniBand competitive strength and enabled BlueField development
- Accessing ~$2B addressable market of SoC and seeing significant design win traction
- New design wins – HPE, Baidu, Tencent, financial services, enterprise and Hyperscale opportunities and continue leveraging the channel
- Investments in InfiniBand 200Gbps generation (2018 deployment) addressing AI and HPC markets

Go-to-Market

- Significant design wins / future growth opportunities in Asia (i.e. Alibaba, Tencent, JD.com, Baidu and others)

© 2018 Mellanox Technologies
18

InfiniBand High End Ethernet NIC High End Ethernet Switch Smart NIC Cables and Transceivers Completing a Focused Data Center Portfolio Mellanox is Focused on Compute and Storage Data Center Infrastructure #1 Since 2004 #1 Since 2016 #2 Since 2017 New Leading Technology Rapid Share Gains

Driving Growth in 4Q’17, 2018 and Beyond

YoY revenue growth



25/50/100 Gbps Ethernet +47% sequentially
Spectrum Ethernet switch +41% sequentially
LinkX Ethernet cables and transceivers nearly doubled sequentially
20%[1]
13%[1]
7%
4Q'17
1Q'18 Outlook
FY'18 Outlook

1Q’18 Revenue Growth Drivers

- Historically high backlog entering 1Q’18

FY’18 Revenue Growth Details

Ethernet Switch	More than double
Ethernet NIC	25%+
Ethernet LinkX	50%+
InfiniBand	Flat to slightly up
SoC	Low- to mid-single digits

Note: Financials indicate non-GAAP metrics

[1] Indicates mid-point of 1Q’18 and FY’18 outlook

© 2018 Mellanox Technologies
20

Best-in-Class Gross Margins Driven by Technological Differentiation of Our Products Attractive Gross Margin Profile Mission critical, differentiated technology drives pricing power IP developed 100% in-house First to market product introductions Vertical integration Optimized supply chain Average CY’15-CY’17 LTM 9/30/17 Median: 62% Median: 63% Note: Financials indicate non-GAAP metrics; CY’17 up to year-to-date Sep 30, except for Broadcom and Marvell (Oct 31)

Best-in-Class Cash Flow Conversion and Margins Note: Financials indicate non-GAAP metrics; Free cash flow defined as cash from operations minus capex; Cash conversion defined as Free cash flow / Operating Income; CY’17 up to year-to-date Sep 30, except for Broadcom and Marvell (Oct 31) Average FCF Margin CY’15-CY’17 Working capital efficiency Tax benefits under Israeli Law Fabless – No significant capex Cash position of $274M as of 4Q’17 Quickly de-levered following EZchip acquisition Median: 11% Median: 39% Average Cash conversion CY’15-CY’17 Commentary

Investment rationalization Ceased investments in new generations of NPS Evaluated strategic alternatives in 1550nm Silicon Photonics and decided to discontinue by the end of 2017 Reduced headcount in R&D and SG&A SVP of Silicon Engineering joined in 3Q’17 to drive efficiencies and execution in silicon engineering Committed to adjust opex to revenue levels to achieve targeted profitability Operating Margins Improvement Actions Began with May 2017 Board Review Ongoing Evaluation and Enhancement of Our Cost Structure in 2018 and Beyond

Delivering Significant Value Creation Through Balanced Approach to Growth and Margin Note: Financials indicate non-GAAP metrics; ² Not drawn to scale 1 Indicates mid-point of 1Q’18 and FY’18 outlook 18-19% Exit in the low 20%'s Continued double digit growth² Mid 20%'s and above² 1 1 Revenue Growth (YoY) Operating Margin 1 Targeting 50+% Operating Income Growth in FY’181

Mellanox Proposition Leading edge innovator with first to market products Focused on large, high growth markets and customers with substantial share potential Unique culture and engineering/management team with proven success in networking Track record of delivering industry-leading growth Significant strategic investments in 2017 to complete our focused data center portfolio 4Q’17 results, strong 1Q’18 and FY’18 outlook are beneficiaries of our deliberate investment strategy Ongoing review and enhancement of our cost structure in 2018 and beyond Balanced approach to growth and margin will drive substantial upside Executing a Balanced Plan for Profitable Growth with Exceptional Shareholder Value